                               AMENDMENT NO. 1 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of May 1, 2005, as follows:

     The following paragraph amends and, as amended, restates paragraph B of
     Exhibit II, Reinsured Premiums:

          B.   Income Program

                                                            REINSURANCE PREMIUM
  INCOME PROGRAM             PRODUCTS COVERED                  (BASIS POINTS)
--------------------  ------------------------------------  -------------------
Income Program Rider  All Products issued prior to                 35.00
                      February 15, 2003

Income Program Rider  All Products except Classes A, B &           45.00
                      AA issued after April 30, 2003 and
                      before May 1, 2005 and Class AA
                      issued after April 30, 2004 and
                      before May 1, 2005, if GMDB program
                      is Annual Step or Max of Annual Step
                      and Rollup

Income Program Rider  All other Products                           50.00

This Amendment No. 1 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 1 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE
COMPANY


By:      /s/ Richard C. Pearson
         -------------------------------

Title:   Executive V.P.
         -------------------------------


EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         -------------------------------

Title:   Chairman
         -------------------------------

                               AMENDMENT NO. 2 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of November 1, 2005, as follows:

     1. The attached Article I, Scope of Agreement, amends and, as amended, restates Article I, Scope of Agreement.

     2. The attached Article IV, Net Amount at Risk, amends and, as amended, restates Article IV, Net Amount at Risk.

     3. The attached Article V, Reinsurance Premiums, amends and, as amended, restates Article V, Reinsurance Premiums.

     4. The attached Article VII, Settlement of Claims, amends and, as amended, restates Article VII, Settlement of Claims.

     5. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     6. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 2 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 2 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE
COMPANY


By:      /s/ Richard C. Pearson
         -------------------------------

Title:   Executive Vice President
         -------------------------------


EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         -------------------------------

Title:   Chairman
         -------------------------------

                                    ARTICLE I

                               SCOPE OF AGREEMENT

A. This Agreement shall be effective as of December 1, 2004. While this Agreement continues in effect, the Cedent shall cede and the Reinsurer shall accept, as indemnity cessions hereunder, Reinsured Contracts that are issued by the Cedent on and after November 25, 2002.

B.   Ceded Liabilities

     1.   Guaranteed Minimum Death Benefit

          The indemnity cession shall be the share of the MNAR (defined in Article IV) that is generated, prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Death Benefit ("GMDB"), as specified in Schedule A.

     2.   Guaranteed Minimum Income Benefit

          The indemnity cession shall be the share of the IBNAR (defined in Article IV) that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Income Benefit Rider (the "Income Program") provisions of the Reinsured Contracts, as specified in Schedule A.

     3.   Guaranteed Withdrawal Benefit

          The indemnity cession shall be the share of the WBNAR (defined in Article IV) that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Withdrawal Benefit Rider (the "Withdrawal Program") provisions of the Reinsured Contracts, as specified in Schedule A.

     4.   Guaranteed Minimum Accumulation Benefit

          The indemnity cession shall be the share of the ABNAR (defined in Article IV) that is generated prior to termination of the Reinsurer's liability (defined in Article II) by the Guaranteed Minimum Accumulation Benefit Rider (the "Accumulation" program) provisions of the Reinsured Contracts, as specified in Schedule A.

C. This Agreement covers only the Cedent's contractual liability for reinsured claims paid under variable annuity contract forms specified in Schedule A.

D. There are no aggregate or individual claim limits applicable to the benefits ceded.

E. Spousal Continuances will be covered under this Agreement to the extent provided by the insured contract.

                                   ARTICLE IV

                               NET AMOUNT AT RISK

GMDB AND EPB
------------

A. The MNAR (Mortality Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

          MNAR = VNAR + SCNAR

          in which:

          VNAR (Variable Net Amount at Risk) = Maximum (a,b) multiplied by the Reinsurer's Percentage (defined in Schedule A) in which:

               a = (Contractual Death Benefit - Account Value) and

               b = 0

          SCNAR (Surrender Charge Net Amount at Risk) = Surrender Charges multiplied by the Reinsurer's Percentage

B. The death benefit and the surrender charges will be as described in the variable annuity contract forms specified in Schedule A.

GMIB
----

C. The IBNAR (Income Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

          IBNAR = Maximum [(IBB * (MAPR/SAPR) - Account Value), 0] * Reinsurer's Percentage

          where:

          .    IBB equals the INCOME BASE as defined in the rider;

          . MAPR IS the MINIMUM ANNUITY PURCHASE RATE from the GMIB Annuity Table defined in the rider; and

          . SAPR IS the SETTLEMENT ANNUITY PURCHASE RATE per $1000 which is used at time of annuitization for reinsurance claims settlement and shall be equal to the fixed annuity purchase rate that the Cedent would provide to an annuitant in the same class.

D. Premium taxes will be applied on a consistent basis between the MAPR and SAPR to calculate the IBNAR.

E. The IBNAR for each contract ceded hereunder shall be calculated as of the last day of each calendar month prior to the termination of liability contingencies set forth in Article II.

GWB
---

F. The WBNAR (Withdrawal Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     WBNAR = Maximum [(GWB Benefit Base - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A).

     A claim is incurred when the Account Value equals zero and is paid out in installments consistent with the reinsured contract.

GMAB
----

G. The ABNAR (Accumulation Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     ABNAR = Maximum [(GMAB Guaranteed Accumulation Amount - Account Value),0] * Reinsurer's Percentage.

     A claim is incurred at the maturity date of the GMAB rider if the GMAB Guaranteed Accumulation Amount exceeds the Account Value.

                                    ARTICLE V

                              REINSURANCE PREMIUMS

A. The Cedent shall pay the Reinsurer an Initial Reinsurance Premium equal to $419,847.

B. The total Reinsurance Premium for the business ceded hereunder is the sum of the GMDB Reinsurance Premium, the GMIB Reinsurance Premium, the GWB Reinsurance Premium, and the GMAB Reinsurance Premium, each of which is defined separately in this article.

C. The Reinsurance Premium rates and structure described above are subject to change in accordance with the criteria described in Article XV.

D. The Reinsurance Premium rates are expressed in terms of basis points and are defined in Exhibit II.

GMDB Reinsurance Premium
------------------------

E. The Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate separate account value for the reporting month. This value shall be applied to the GMDB Reinsurance Premium rates per premium class on a 1/12th basis.

GMIB Reinsurance Premium
------------------------

F. The Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate IBB value for the reporting month. This value shall be applied to the annualized GMIB cession premium rates on a 1/12th basis.

GWB Reinsurance Premium
------------------------

G. The Cedent shall calculate the Reinsurer's Percentage of the Guaranteed Withdrawal Amount for the reporting month. This value shall be applied to the annualized GWB Reinsurance Premium rates per premium class on a 1/12th basis.

GMAB Reinsurance Premium
------------------------

H. For the PEP products, the Cedent shall calculate for the reporting month the Reinsurer's Percentage of the average aggregate separate account value. This value shall be applied to the annualized GMAB cession premium rates on a 1/12th basis.

I. For other products, the Cedent shall calculate for the reporting month the Reinsurer's Percentage of the Guaranteed Accumulation Amount. This value shall be applied to the annualized GMAB cession premium rates on a 1/12th basis.

                                   ARTICLE VII

                              SETTLEMENT OF CLAIMS

A. The Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract with respect to claims that occur on or after the Effective Date.

     For GMIB, the Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract upon exercise of benefits under the terms of the Income Program where such events occur on or after the Effective Date.

B. In the event that the Cedent provides satisfactory proof of claim liability to the Reinsurer, benefit claim settlements made by a Cedent and accepted by the Reinsurer shall be unconditionally binding on the Reinsurer. The Cedent shall report all approved benefit claims in bordereau including cause of death, as available, in such format as may be agreed to from time to time.

C. Within thirty (30) days after the end of each calendar month, the Cedent shall notify the Reinsurer of the ceded contractual benefit claims paid in respect of Reinsured Contracts in that month, based on the definition, set forth in Article IV, and the Reinsurer shall indemnify the Cedent as provided in Article VI for the ceded benefit claim liabilities.

D. In no event will the Reinsurer be liable for expense incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to Reinsured Contract proceeds or benefits.

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1, 2004.

C.   Reinsured Contracts:

          FIRST METLIFE INVESTORS INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          VA Class Contract (Standard Contract, 7-year surrender charge schedule)
          XC Class Contract (Bonus Contract, 9-year surrender charge schedule) AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)
          B Class Contract (Standard Contract, 7-year surrender charge schedule,
             Edward Jones distribution)
          L Class Contract (3-year surrender charge schedule)
          C Class Contract (No surrender charges)
          A Class Contract (Front-end load, Edward Jones distribution)

          Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
          Marquis Portfolios (No surrender charges)
          PEP (10-year surrender charge schedule)
          PrimElite III (8-year surrender charge schedule)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Standard Death Benefit - Principal Protection: Form 6015 (02/02) Optional Death Benefit - Annual Step-Up: Form 6017 (02/02)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Income Benefit: Form 4518 (09/02)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form FMLI-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form FMLI-690-2 (11/05)

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form FMLI 670-1 (11/05)

                                   EXHIBIT II
                             REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                        REINSURANCE PREMIUM
         GMDB PROGRAM                       PRODUCTS COVERED               (BASIS POINTS)
-------------------------------  -------------------------------------  -------------------
Principal Protection             All Products                                   9.00

Annual Step-up to                Plan Codes: BN2101, BN21ML, CS5101,           10.00
attained age 80                  CS510R, CS51ML, CS51MR, FL3ED3,
                                 FL3EDB, FL3EDJ, FL3EDR, FL3ER3,
                                 LS4101, LS410R, LS41ML, LS41MR,
                                 ST1101, ST110R, ST110X, ST11 ML,
                                 ST11MR, ST1AG3, ST1AGB, ST1AGR,
                                 ST1AGX, ST1AR3, ST1ED3, ST1EDB,
                                 ST1EDJ, ST1EDR, ST1EDX, ST1ER3,
                                 ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                                 ST1NAV

Annual Step-up to                Other Plan Codes                              20.00
attained age 80

B.   INCOME PROGRAM

                                                                        REINSURANCE PREMIUM
        INCOME PROGRAM                      PRODUCTS COVERED               (BASIS POINTS)
-------------------------------  -------------------------------------  -------------------
Income Program                   All Products issued prior to February         35.00
                                 15,2003

Income Program                   Plan codes BN2103, BN21M3,                    45.00
                                 CS5103, CS51M3, CS51R3,
                                 CS53R3, LS4103, LS4104,LS41M3,
                                 LS41R3, LS41R4, LS43R3, ST1103,
                                 ST11M3, ST11R3, ST11X3,
                                 ST13R3, ST1AG4, ST1AR4, and
                                 ST1NA4 sold after April 30, 2003 and
                                 before May 1, 2005 if GMDB
                                 program is Annual Step or Max of
                                 Annual Step and Rollup

Income Program                   All other Products issued after               50.00
                                 February 14, 2003 and before May 1,
                                 2005 and for All Products sold after
                                 April 30,2005

C.   WITHDRAWAL PROGRAM

                                                                        REINSURANCE PREMIUM
     WITHDRAWAL PROGRAM                     PRODUCTS COVERED               (BASIS POINTS)
-------------------------------  -------------------------------------  -------------------
Guaranteed Withdrawal Benefit    All Products                                  50.00

Principal Guarantee              All Products                                  50.00

Principal Guarantee Value        All Products                                  25.00

D.   ACCUMULATION PROGRAM

                                                                        REINSURANCE PREMIUM
     ACCUMULATION PROGRAM           PRODUCTS COVERED                       (BASIS POINTS)
-------------------------------  -------------------------------------  -------------------
Guaranteed Accumulation Benefit  PEP Product                                  150.00

Guaranteed Accumulation Benefit  All OTHER PRODUCTS                            75.00

                               AMENDMENT NO. 3 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of April 30, 2007, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

This Amendment No. 3 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 3 to be signed in duplicate counterparts as of the date first above written.

FIRST METLLFE INVESTORS INSURANCE COMPANY


By:      /s/ Richard C. Pearson
         -------------------------------------

Title:   Executive Vice President
         -------------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         -------------------------------------

Title:   President
         -------------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1, 2004.

C.   Reinsured Contracts:

          FIRST METLIFE INVESTORS INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          VA Class Contract (Standard Contract, 7-year surrender charge schedule)
          XC Class Contract (Bonus Contract, 9-year surrender charge schedule) AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)
          B Class Contract (Standard Contract, 7-year surrender charge schedule,
             Edward Jones distribution)
          L Class Contract (3-year surrender charge schedule)
          C Class Contract (No surrender charges)
          A Class Contract (Front-end load, Edward Jones distribution)
          S Class Contract (Standard and L Class)

          Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
          Marquis Portfolios (No surrender charges)
          PEP (10-year surrender charge schedule)
          PrimElite III (8-year surrender charge schedule)
          PrimElite IV (8-year surrender charge schedule)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Standard Death Benefit - Principal Protection: Form 6015 (02/02) Optional Death Benefit - Annual Step-Up: Form 6017 (02/02)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Income Benefit: Form 4518 (09/02)

          Guaranteed Withdrawal Benefits Ceded:
          -----------------------------------------

          Guaranteed Withdrawal Benefit: Form FMLI-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form FMU-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form FMLI-690-3 (6/06)

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form FMLI 670-1 (11/05)

                               AMENDMENT NO. 4 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of June 30, 2007, to change the benefit reimbursement pattern for the GMIB (Guaranteed Minimum Income Benefit) rider. Therefore, the IBNARP (Income Benefit Net Amount At Risk Percentage) is defined in Article IV, and Article I and VII, as well as Schedule B, are updated to reflect this change:

     1. The attached Article I, Scope of Agreement, amends and, as amended, restates Article I, Scope of Agreement.

     2. The attached Article IV, Net Amount at Risk, amends and, as amended, restates Article IV, Net Amount at Risk.

     3. The attached Article VII, Settlement of Claims, amends and, as amended, restates Article VII, Settlement of Claims.

     4. The attached Schedule B, Required Data and Suggested Data Layout, amends and, as amended, restates Schedule B, Required Data and Suggested Data Layout.

This Amendment No. 4 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 4 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ Richard C. Pearson
         -------------------------------------

Title:   Vice President
         -------------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         -------------------------------------

Title:   President
         -------------------------------------

                                    ARTICLE I

                               SCOPE OF AGREEMENT

A. This Agreement shall be effective as of December 1, 2004. While this Agreement continues in effect, the Cedent shall cede and the Reinsurer shall accept, as indemnity cessions hereunder, Reinsured Contracts that are issued by the Cedent on and after November 25, 2002.

B.   Ceded Liabilities

     1.   Guaranteed Minimum Death Benefit

          The indemnity cession shall be the share of the MNAR (defined in Article IV) that is generated, prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Death Benefit ("GMDB"), as specified in Schedule A.

     2.   Guaranteed Minimum Income Benefit

          The indemnity cession shall be the share of the annuity payments upon annuitization that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Income Benefit Rider (the "Income Program") provisions of the Reinsured Contracts, as specified in Schedule A, multiplied by the IBNARP (defined in Article IV).

     3.   Guaranteed Withdrawal Benefit

          The indemnity cession shall be the share of the WBNAR (defined in Article IV) that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Withdrawal Benefit Rider (the "Withdrawal Program") provisions of the Reinsured Contracts, as specified in Schedule A.

     4.   Guaranteed Minimum Accumulation Benefit

          The indemnity cession shall be the share of the ABNAR (defined in Article IV) that is generated prior to termination of the Reinsurer's liability (defined in Article II) by the Guaranteed Minimum Accumulation Benefit Rider (the "Accumulation" program) provisions of the Reinsured Contracts, as specified in Schedule A.

C. This Agreement covers only the Cedent's contractual liability for reinsured claims paid under variable annuity contract forms specified in Schedule A.

D. There are no aggregate or individual claim limits applicable to the benefits ceded.

E. Spousal Continuances will be covered under this Agreement to the extent provided by the insured contract.

                                   ARTICLE IV

                               NET AMOUNT AT RISK

GMDB AND EPB
------------

A. The MNAR (Mortality Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

          MNAR = VNAR + SCNAR

          in which:

          VNAR (Variable Net Amount at Risk) = Maximum (a,b) multiplied by the Reinsurer's Percentage (defined in Schedule A) in which:

               a = (Contractual Death Benefit - Account Value) and

               b = 0

          SCNAR (Surrender Charge Net Amount at Risk) = Surrender Charges multiplied by the Reinsurer's Percentage

B. The death benefit and the surrender charges will be as described in the variable annuity contract forms specified in Schedule A.

GMIB
----

C. The IBNAR (Income Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

               IBNAR = Maximum [(IBB * (MAPR/SAPR) - Account Value), 0] * Reinsurer's Percentage

D. The IBNARP (Income Benefit Net Amount at Risk Percentage) for each variable annuity contract ceded hereunder shall be equal to the following:

               IBNARP = IBNAR / [(IBB * (MAPR/SAPR)]

          where:

          .    IBB equals the INCOME BASE as defined in the rider;

          . MAPR is the MINIMUM ANNUITY PURCHASE RATE from the GMIB Annuity Table defined in the rider; and

          . SAPR is the SETTLEMENT ANNUITY PURCHASE RATE per $1000 which is used at time of annuitization for reinsurance claims settlement and shall be equal to the fixed annuity purchase rate that the Cedent would provide to an annuitant in the same class.

E. Premium taxes will be applied on a consistent basis between the MAPR and SAPR to calculate the IBNARP and IBNAR.

F. The IBNARP and IBNAR for each contract ceded hereunder shall be calculated as of the last day of each calendar month prior to the termination of liability contingencies set forth in Article II.

GWB
---

G. The WBNAR (Withdrawal Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     WBNAR = Maximum [(GWB Benefit Base - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A).

     A claim is incurred when the Account Value equals zero and is paid out in installments consistent with the reinsured contract.

GMAB
----

H. The ABNAR (Accumulation Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     ABNAR = Maximum [(GMAB Guaranteed Accumulation Amount - Account Value),0] * Reinsurer's Percentage.

     A claim is incurred at the maturity date of the GMAB rider if the GMAB Guaranteed Accumulation Amount exceeds the Account Value.

                                   ARTICLE VII

                              SETTLEMENT OF CLAIMS

A. The Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract with respect to claims that occur on or after the Effective Date.

B. In the event that the Cedent provides satisfactory proof of claim liability to the Reinsurer, benefit claim settlements made by a Cedent and accepted by the Reinsurer shall be unconditionally binding on the Reinsurer. The Cedent shall report all approved benefit claims in bordereau including cause of death, as available, in such format as may be agreed to from time to time.

C. Within thirty (30) days after the end of each calendar month, the Cedent shall notify the Reinsurer of the ceded contractual benefit claims paid in respect of Reinsured Contracts in that month, based on the definition, set forth in Article IV, and the Reinsurer shall indemnify the Cedent as provided in Article VI for the ceded benefit claim liabilities.

D. In no event will the Reinsurer be liable for expense incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to Reinsured Contract proceeds or benefits.

                                   SCHEDULE B

                     REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                  (Page 1 of 3)

FIELD DESCRIPTION                            COMMENTS
-----------------                            --------
Annuitant's ID:                              Last Name
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.

Joint Annuitant's ID:                        Last Name If Applicable
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.

Owner's ID:                                  Last Name
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.

Joint Owner's ID:                            Last Name If Applicable
                                             First Name
                                             Middle Name
Sex                                          M or F
Date of Birth                                YYYYMMDD
Social Security No. / Social Insurance No.

Policy Number                                YYYYMMDD
Policy Issue Date                            NI = True New Issue, SC = Spousal Continuance,
Policy Issue Status                          EX = 1035 Exchange
                                             Qualified (Q), or Non-qualified (N)
Tax Status

                                   SCHEDULE B

                     REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                  (PAGE 2 OF 3)

FIELD DESCRIPTION                            COMMENTS
-----------------                            --------
GMDB/EEB SECTION (If applicable)
--------------------------------
Mortality Risk Definition Indicator          AV = VNAR; CV = VNAR + SCNAR
Death Claim Trigger                          A = Annuitant, O = Owner, 1 = 1st to die, 2 = 2nd to die
                                             (e.g., A2 = payable upon death of second of joint annuitants)
Current Ratchet Value                        If Applicable
Current Reset Value                          If Applicable
Current Rollup Value                         If Applicable
Current Return of Premium Value              If Applicable

Minimum Guaranteed Death Benefit
Contract Death Benefit                       Greater of Account Value and Minimum Guaranteed Death Benefit
Effective Date of the Rider
Account Value as of the Effective Date of
the Rider
Mortality Risk                 VNAR          Max [Contractual Death Benefit -  Account Value), 0]
                              SCNAR          Surrender Charge, if applicable
                             EEMNAR          X% of Death Benefit less Net Purchase Payments
Earnings                                     Death Benefit less Net Purchase Payments
Earnings CAP                                 X% of Net Purchase Payments

GMIB SECTION (If applicable)
----------------------------
GMIB Indicator                               Y = benefit elected, N = benefit not elected, NA = not applicable
Income Benefit Elected                       01 = option 1, 02 = option 2, etc.
Expiration of Waiting Period                 YYYYMMDD
GMIB Annuitization Date                      YYYYMMDD - actual date
Most Recent GMIB Step-up / Reset Date        YYYYMMDD, if applicable
Cancellation Date                            YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount                            Calculated using an individual life annuity form with 10 years certain
Treasury Rate                                Used in IBNAR calculation
IBNARP
Annuity Payments Upon Annuitization

GWB SECTION (if applicable)
---------------------------
GWB Indicator                                Y = benefit elected, N = benefit not elected, C = rider cancelled
GWB Election Date                            YYYYMMDD
Total-GWB-Benefit-Base-Amt
Total-GWB-Guar-Withdrl-Amt
Total-GWB-Ann-Benefit-Pymnt
TotaI-GWB-Rem-Ann-Bnft-Pymnt
Tota-GWB-Rider-Charge
GWB-Optn-Reset-Date

Account Value                                Current total value
Surrender Charge                             If reinsured
Cumulative Deposits                          Total premiums
Cumulative Withdrawals                       Total withdrawals
Net Purchase Payments                        Total premiums less total withdrawals (proportional adjustment)
Deposits made in quarter of death            dollar value
Quota Share ceded                            percentage

                                   SCHEDULE B

                     REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                  (PAGE 3 OF 3)

FIELD DESCRIPTION                            COMMENTS
Funding Vehicle Values:
-----------------------
     "MorningStar" designations (US)
Aggressive Growth
Balanced
Corporate Bond
Government Bond
Growth
Growth and Income
High Yield Bond
International Bond
International Stock
Money Market
Specialty Fund

Fixed Account
Dollar Cost Averaging

Note: total of funding vehicles should equal account value.

Termination Information:
------------------------
Termination Date                             YYYYMMDD, If applicable
Reason for Termination                       Death (D), Annuitization (A), 1035 Exchange (X), GMIB Election (I), Other (O).
Cause of Death                               If applicable. Use your Cause of Death code, and provide translation

Summary Information:                         For reconciliation purposes (may be paper summary)
-------------------
Total number of records                      Monthly aggregate information by GMIB Design, GMAB Design, and
                                             Pricing Cohort (if applicable)
Total of each dollar field                   Monthly aggregate information by GMIB Design, GMAB Design, and
                                             Pricing Cohort (if applicable)

Note: All values to nearest dollar

                               AMENDMENT NO. 5 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of July 16, 2007, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 5 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 5 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIEE INVESTORS INSURANCE COMPANY


By:      /s/ Richard C. Pearson
         -------------------------------------

Title:   Vice President
         -------------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         -------------------------------------

Title:   President
         -------------------------------------

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                  REINSURANCE
                                                                    PREMIUM
       GMDB PROGRAM                PRODUCTS COVERED             (BASIS POINTS)
-----------------------  -----------------------------------  ------------------
Principal Protection     All Products                                9.00

Annual Step-up to        Plan Codes: BN2101, BN21ML, CS5101,        10.00
attained age 80          CS510R, CS51ML, CS51MR, FL3ED3,
                         FL3EDB, FL3EDJ, FL3EDR, FL3ER3,
                         LS4101, LS410R, LS41ML, LS41MR,
                         ST1101, ST110R, ST110X, ST11ML,
                         ST11MR, ST1AG3, ST1AGB, ST1AGR,
                         ST1AGX, ST1AR3, ST1ED3, ST1EDB,
                         ST1EDJ, ST1EDR, ST1EDX, ST1ER3,
                         ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                         ST1NAV

Annual Step-up to        Other Plan Codes                           20.00
attained age 80

B.   INCOME PROGRAM

                                                                  REINSURANCE
                                                                    PREMIUM
     INCOME PROGRAM                PRODUCTS COVERED             (BASIS POINTS)
-----------------------  -----------------------------------  ------------------
Income Program           All Products issued prior to               35.00
                         February 15, 2003

Income Program           Plan codes BN2103, BN21M3,                 45.00
                         CS5103, CS51M3, CS51R3,
                         CS53R3, LS4103, LS4104,LS41M3,
                         LS41R3, LS41R4, LS43R3, ST1103,
                         ST11M3, ST11R3, ST11X3,
                         ST13R3, ST1AG4, ST1AR4, and
                         ST1NA4 sold after April 30, 2003
                         and before May 1, 2005 if GMDB
                         program is Annual Step or Max of
                         Annual Step and Rollup

Income Program           All other Products issued after            50.00
                         February 14, 2003 and before May 1,
                         2005 and for All Products sold
                         after April 30, 2005

C.   WITHDRAWAL PROGRAM

                                                                  REINSURANCE
                                                                    PREMIUM
   WITHDRAWAL PROGRAM              PRODUCTS COVERED             (BASIS POINTS)
-----------------------  -----------------------------------  ------------------
Guaranteed Withdrawal    All Products sold before                   50.00
Benefit                  July 16, 2007

Guaranteed Withdrawal    All Products sold on or                    55.00
Benefit                  after July 16, 2007

Principal Guarantee      All Products                               50.00

Principal Guarantee      All Products                               25.00
Value

D.   ACCUMULATION PROGRAM

                                                                  REINSURANCE
                                                                    PREMIUM
 ACCUMULATION PROGRAM              PRODUCTS COVERED             (BASIS POINTS)
-----------------------  -----------------------------------  ------------------
Guaranteed Accumulation  PEP Product                               150.00
Benefit

Guaranteed Accumulation  All Other Products                         75.00
Benefit

                               AMENDMENT NO. 6 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of December 17, 2007, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 6 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 6 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ [Illegible Signature]
         -------------------------------------

Title:   VP
         -------------------------------------


EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         -------------------------------------

Title:   President
         -------------------------------------

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM


                                                              REINSURANCE PREMIUM
      GMDB PROGRAM                 PRODUCTS COVERED              (BASIS POINTS)
-----------------------  -----------------------------------  -------------------
Principal Protection     All Products                                9.00

Annual Step-up to        Plan Codes: BN2101, BN21ML, CS5101,        10.00
attained age 80          CS510R, CS51ML, CS51MR, FL3ED3,
                         FL3EDB, FL3EDJ, FL3EDR, FL3ER3,
                         LS4101, LS410R, LS41ML, LS41MR,
                         ST1101, ST110R, ST110X, ST11ML,
                         ST11MR, ST1AG3, ST1AGB, ST1AGR,
                         ST1AGX, ST1AR3, ST1ED3, ST1EDB,
                         ST1EDJ, ST1EDR, ST1EDX, ST1ER3,
                         ST1EX3, ST1EXB, ST1NA3, ST1NAB,
                         ST1NAV

Annual Step-up to        Other Plan Codes                           20.00
attained age 80

B.   INCOME PROGRAM

                                                              REINSURANCE PREMIUM
     INCOME PROGRAM                PRODUCTS COVERED              (BASIS POINTS)
-----------------------  -----------------------------------  -------------------
Income Program           All Products issued prior to               35.00
                         February 15, 2003

Income Program           Plan codes BN2103, BN21M3,                 45.00
                         CS5103, CS51M3, CS51R3,
                         CS53R3, LS4103, LS4104,LS41M3,
                         LS41R3, LS41R4, LS43R3, ST1103,
                         ST11M3, ST11R3, ST11X3,
                         ST13R3, ST1AG4, ST1AR4, and
                         ST1NA4 sold after April 30, 2003
                         and before May 1, 2005 if GMDB
                         program is Annual Step or Max of
                         Annual Step and Rollup

Income Program           All other Products issued after            50.00
                         February 14, 2003 and before May 1,
                         2005 and for All Products sold
                         after April 30, 2005

C.   WITHDRAWAL PROGRAM

                                                              REINSURANCE PREMIUM
   WITHDRAWAL PROGRAM              PRODUCTS COVERED              (BASIS POINTS)
-----------------------  -----------------------------------  -------------------
Guaranteed Withdrawal    All Products sold before July 16,          50.00
Benefit                  2007

Guaranteed Withdrawal    All Products sold on or after July         55.00
Benefit                  16, 2007

Principal Guarantee      All Products                               50.00

Principal Guarantee      All Products                               25.00
Value

Lifetime GWB - Single    All Products, except Marquis                  50
Life Version             Portfolio and PrimElite IV

Lifetime GWB - Single    PrimElite IV                                  65
Life Version

Lifetime GWB - Single    Marquis Portfolios                            70
Life Version

Lifetime GWB - Joint     All Products, except Marquis                  70
Life Version             Portfolio and PrimElite IV

Lifetime GWB - Joint     PrimElite IV                                  85
Life Version

Lifetime GWB - Joint     Marquis Portfolios                            90
Life Version

D.   ACCUMULATION PROGRAM

                                                              REINSURANCE PREMIUM
  ACCUMULATION PROGRAM             PRODUCTS COVERED              (BASIS POINTS)
-----------------------  -----------------------------------  -------------------
Guaranteed Accumulation  PEP Product                               150.00
Benefit

Guaranteed Accumulation  All Other Products                         75.00
Benefit

                               AMENDMENT NO. 7 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of July 1, 2008, as follows:

     Article XV of the Agreement, as amended, is hereby replaced in its entirety with the attached Article XV, Contract and Program Changes.

This Amendment No. 7 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 7 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ [Illegible Signature]
         -------------------------------

Title:   VP
         -------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         -------------------------------

Title:   President
         -------------------------------

                                   ARTICLE XV

                          CONTRACT AND PROGRAM CHANGES

A. The Cedent shall give the Reinsurer thirty (30) days prior written notice, unless otherwise agreed to by the Cedent and the Reinsurer, of any changes to the Reinsured Contracts relating to a Cedent's annuity product design and/or death benefit design, fees and charges, distribution systems and/or methods or addition of any riders to any Reinsured Contract forms.

B. The Cedent shall give the Reinsurer thirty (30) days written notice, unless otherwise agreed to by the Cedent and the Reinsurer, of any changes to reinsurance premium and Net Amount at Risk, including changes for additional riders and changes to existing riders. Unless the Reinsurer objects in writing within thirty (30) days after such written notice is received by the Reinsurer, the additional riders, changes to premium and/or changes to Net Amount at Risk will be considered reinsured under the Agreement and included in Schedule A, Plans of Reinsurance, Exhibit II, Reinsurance Premiums, and Article IV, Net Amount at Risk, respectively. Reinsurance for additional riders, changes to the reinsurance premium and Net Amount at Risk, including changes for additional riders and changes to existing riders shall be effective as of the date specified in the notice from the Cedent.

C. The Cedent shall provide to the Reinsurer a copy of each general communication that the Cedent sends to contract holders in any state.

D. The Cedent shall simultaneously provide to the Reinsurer and any subsequent retrocessionaires, a copy of any notice of any proposed change in the investment options supporting Reinsured Contracts, and/or any other accepted changes to the Reinsured Contracts related to a Cedent's annuity product design and/or death benefit design, fees, charges, distributions systems and/or methods or additions of any riders to any Reinsured Contract forms.

                               AMENDMENT NO. 8 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of July 14, 2008, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 8 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 8 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ [Illegible Signature]
         ------------------------------------

Title:   VP
         ------------------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         ------------------------------------

Title:   President
         ------------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.


B.   Effective Date:

          December 1, 2004.

C.   Reinsured Contracts:

          FIRST METLIFE INVESTORS INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          VA Class Contract (Standard Contract, 7-year surrender charge schedule)
          XC Class Contract (Bonus Contract, 9-year surrender charge schedule) AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)
          B Class Contract (Standard Contract, 7-year surrender charge schedule, Edward Jones distribution)
          L Class Contract (3-year surrender charge schedule)
          C Class Contract (No surrender charges)
          A Class Contract (Front-end load, Edward Jones distribution)
          S Class Contract (Standard and L Class)

          Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
          Marquis Portfolios (No surrender charges)
          PEP (10-year surrender charge schedule)
          PrimElite III (8-year surrender charge schedule)
          PrimElite IV (8-year surrender charge schedule)
          PRISM (7-year surrender charge schedule)
          PRISM L (4-year surrender charge schedule)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Return of Account Value
          Principal Protection: Form 6015 (02/02)
          Annual Step-Up: Form 6017 (02/02)

          Guaranteed Minimum lncome Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum lncome Benefit: Form 4518 (09/02)
          Guaranteed Minimum lncome Benefit Plus (2008 Version): Form FMLI-560-5
             (7/08)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form FMLI-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form FMLI-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form FMLI-690-3 (6/06) Lifetime Guaranteed Withdrawal Benefit II: Form FMLI-690-4 (7/08)

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form FMLI 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                              REINSURANCE PREMIUM
           GMDB PROGRAM                          PRODUCTS COVERED                (BASIS POINTS)
------------------------------------  --------------------------------------  -------------------
Return of Account Value                            All Products                        2.00

Principal Protection                  All Products, except PRISM and PRISM L           9.00

Principal Protection                             PRISM and PRISM L                    15.00

Annual Step-up to                          Plan Codes: BN2101, BN21ML,                10.00
attained age 80                          CS5101, CS510R, CS51 ML, CS51MR,
                                          FL3ED3, FL3EDB, FL3EDJ, FL3EDR,
                                          FL3ER3, LS4101, LS410R, LS41ML,
                                         LS41MR, ST1101, ST110R, ST110X,
                                          ST11ML, ST11MR, ST1AG3, ST1AGB,
                                          ST1AGR, ST1AGX, ST1AR3, ST1ED3,
                                          ST1EDB, ST1EDJ, ST1EDR, ST1EDX,
                                          ST1ER3, ST1EX3, ST1EXB, ST1NA3,
                                                  ST1NAB, ST1NAV

Annual Step-up to                       Other Plan Codes for all products,            20.00
attained age 80                              except PRISM and PRISM L

Annual Step-up to                                PRISM and PRISM L                    30.00
attained age 80

B.   INCOME PROGRAM

                                                                              REINSURANCE PREMIUM
         INCOME PROGRAM                          PRODUCTS COVERED                (BASIS POINTS)
------------------------------------  --------------------------------------  -------------------
GMIB                                  All Products issued prior to February           35.00
                                                     15, 2003

GMIB                                       Plan codes BN2103, BN21M3,                 45.00
                                            CS5103, CS51M3, CS51R3,
                                         CS53R3, LS4103, LS4104,LS41M3,
                                        LS41R3, LS41R4, LS43R3, ST1103,
                                            ST11M3, ST11R3, ST11X3,
                                          ST13R3, ST1AG4, ST1AR4, and
                                      ST1NA4 sold after April 30, 2003 and
                                           before May 1, 2005 if GMDB
                                        program is Annual Step or Max of
                                             Annual Step and Rollup

GMIB                                    All other Products issued after               50.00
                                       February 14,2003 and before May 1,
                                      2005 and for All Products sold after
                                                 April 30, 2005

GMIB Plus                                 All Products, except Marquis                75.00
                                                   Portfolio

GMIB Plus                                      Marquis Portfolio                      90.00

C.   WITHDRAWAL PROGRAM

                                                                              REINSURANCE PREMIUM
        WITHDRAWAL PROGRAM                       PRODUCTS COVERED                (BASIS POINTS)
------------------------------------  --------------------------------------  -------------------
   Guaranteed Withdrawal Benefit      All Products sold before July 16, 2007          50.00

   Guaranteed Withdrawal Benefit        All Products sold on or after July            55.00
                                                     16, 2007

        Principal Guarantee                        All Products                       50.00

     Principal Guarantee Value                     All Products                       25.00

 Lifetime GWB - Single Life Version        All Products, except Marquis                50
                                            Portfolio and PrimElite IV

 Lifetime GWB - Single Life Version               PrimElite IV                         65

 Lifetime GWB - Single Life Version             Marquis Portfolios                     70

 Lifetime GWB - Joint Life Version         All Products, except Marquis                70
                                            Portfolio and PrimElite IV

  Lifetime GWB - Joint Life Version                PrimElite IV                        85

  Lifetime GWB - Joint Life Version             Marquis Portfolios                     90

Lifetime GWB (2008 Version) - Single       All Products, except Marquis                65
            Life Version                            Portfolio

Lifetime GWB (2008 Version) - Single            Marquis Portfolios                     85
            Life Version

Lifetime GWB (2008 Version) - Joint        All Products, except Marquis                85
            Life Version                            Portfolio

Lifetime GWB (2008 Version) - Joint             Marquis Portfolios                     105
            Life Version

D.   ACCUMULATION PROGRAM

                                                                              REINSURANCE PREMIUM
        ACCUMULATION PROGRAM                     PRODUCTS COVERED                (BASIS POINTS)
------------------------------------  --------------------------------------  -------------------
Guaranteed Accumulation Benefit           PEP Product                         150.00

Guaranteed Accumulation Benefit       All Other Products                       75.00

A Division of Metropolitan Life Insurance Company           [LOGO OF METLIFE(R)]
501 Boylston Street
Boston, MA 02116

October 10, 2008

Roberto Baron
President
Exeter Reassurance Company, Ltd.
2701 Queens Plaza North
Long Island City, NY 11101

Dear Roberto:

Please be advised of changes to the Automatic Reinsurance Agreement effective December 1, 2004 (the "Agreement") between First MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. Effective November 10, 2008, coverage for the Pioneer PRISM XC and Class XTRA product will be included in Schedule A, Plans of Reinsurance, as well as the premium charge for the associated riders will be included in Exhibit II, Reinsurance Premiums. This letter will serve as notice of these changes and will amend the Agreement effective November 10, 2008 as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

Please sign below to acknowledge your understanding and acceptance of this change on behalf of Exeter Reassurance Company, Ltd.

If you have any questions or concerns, please contact Casey Charette at 212-578-3103 or Ccharette@MetLife.com.

Thank you for your assistance.

Sincerely,


/s/ Christopher A. Kremer
-----------------------------------------
Christopher A. Kremer
Vice President
First MetLife Investors Insurance Company

ACKNOWLEDGED AND AGREED TO BY EXETER REASSURANCE COMPANY, LTD.


Signature: /s/ Roberto Baron
           -----------------------------
Name: Roberto Baron
Title: Vice President

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1, 2004.

C.   Reinsured Contracts:

          FIRST METLIFE INVESTORS INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          VA Class Contract (Standard Contract, 7-year surrender charge schedule)
          XC Class Contract (Bonus Contract, 9-year surrender charge schedule) AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)
          B Class Contract (Standard Contract, 7-year surrender charge schedule,
             Edward Jones distribution)
          L Class Contract (3-year surrender charge schedule)
          C Class Contract (No surrender charges)
          A Class Contract (Front-end load, Edward Jones distribution)
          S Class Contract (Standard and L Class)

          Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
          Marquis Portfolios (No surrender charges)
          PEP (1O-year surrender charge schedule)
          PrimElite III (8-year surrender charge schedule)
          PrimElite IV (8-year surrender charge schedule)
          PRISM (7-year surrender charge schedule)
          PRISM L (4-year surrender charge schedule)
          Pioneer PRISM XC (9-year surrender charge schedule)
          Class XTRA (9-year surrender charge schedule)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Return of Account Value
          Principal Protection: Form 6015 (02/02)
          Annual Step-Up: Form 6017 (02/02)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Income Benefit: Form 4518 (09/02)
          Guaranteed Minimum Income Benefit Plus (2008 Version): Form FMLI-560-5
             (7/08)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form FMLI-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form FMLI-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form FMLI-690-3 (6/06) Lifetime Guaranteed Withdrawal Benefit II: Form FMLI-690-4 (7/08)

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form FMLI 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                REINSURANCE
                                                                  PREMIUM
     GMDB PROGRAM                  PRODUCTS COVERED           (BASIS POINTS)
-----------------------   ---------------------------------   --------------
Return of Account Value             All Products                    2.00

Principal Protection         All Products, except PRISM,            9.00
                                      PRISM L &
                                  Pioneer PRISM XC

Principal Protection      PRISM, PRISM L & Pioneer PRISM XC        15.00

Annual Step-up to            Plan Codes: BN2101, BN21ML,           10.00
attained age 80            CS5101, CS510R, CS51ML, CS51MR,
                           FL3ED3, FL3EDB, FL3EDJ, FL3EDR,
                           FL3ER3, LS4101, LS410R, LS41ML,
                            LS41MR, ST1101 ST110R ST110X,
                           ST11ML, ST11MR, ST1AG3, ST1AGB,
                           ST1AGR, ST1AGX, ST1AR3, ST1ED3,
                           ST1EDB, ST1EDJ, ST1EDR, ST1EDX,
                           ST1ER3, ST1EX3, ST1EXB, ST1NA3,
                                   ST1NAB, ST1NAV

Annual Step-up to         Other Plan Codes for all products,       20.00
attained age 80            except PRISM, PRISM L & Pioneer
                                      PRISM XC

Annual Step-up to         PRISM, PRISM L & Pioneer PRISM XC        30.00
attained age 80

B.   INCOME PROGRAM

                                                     REINSURANCE
                                                       PREMIUM
INCOME PROGRAM            PRODUCTS COVERED         (BASIS POINTS)
--------------   -------------------------------   --------------
GMIB              All Products issued prior to        35.00
                        February 15, 2003

GMIB               Plan codes BN2103, BN21M3,         45.00
                     CS5103, CS51M3, CS51R3,
                  CS53R3, LS4103, LS4104, LS41M3,
                 LS41R3, LS41R4, LS43R3, ST1103,
                     ST11M3, ST11R3, ST11X3,
                   ST13R3, ST1AG4, ST1AR4, and
                        ST1NA4 sold after
                      April 30, 2003 and
                   before May 1, 2005 if GMDB
                  program is Annual Step or Max
                    of Annual Step and Rollup

GMIB             All other Products issued after      50.00
                  February 14, 2003 and before
                    May 1, 2005 and for All
                      Products sold after
                          April 30, 2005

GMIB Plus         All Products, except Marquis        75.00
                            Portfolio

GMIB PLUS               Marquis Portfolio             90.00

C.   WITHDRAWAL PROGRAM

                                                          REINSURANCE
                                                            PREMIUM
    WITHDRAWAL PROGRAM           PRODUCTS COVERED       (BASIS POINTS)
--------------------------   ------------------------   --------------
  Guaranteed Withdrawal      All Products sold before        50.00
         Benefit                   July 16, 2007

  Guaranteed Withdrawal       All Products sold on or        55.00
         Benefit                after July 16, 2007

   Principal Guarantee             All Products              50.00

Principal Guarantee Value          All Products              25.00

  Lifetime GWB - Single        All Products, except           50
       Life Version            Marquis Portfolio and
                                   PrimElite IV

Lifetime GWB - Single Life         PrimElite IV               65
         Version

  Lifetime GWB - Single         Marquis Portfolios            70
       Life Version

 Lifetime GWB - Joint Life     All Products, except           70
         Version               Marquis Portfolio and
                                   PrimElite IV

   Lifetime GWB - Joint            PrimElite IV               85
       Life Version

   Lifetime GWB - Joint         Marquis Portfolios            90
       Life Version

  Lifetime GWB II (2008        All Products, except           65
  Version) - Single Life         Marquis Portfolio
         Version

  Lifetime GWB 11 (2008         Marquis Portfolios            85
  Version) - Single Life
         Version

  Lifetime GWB II (2008        All Products, except           85
  Version) - Joint Life          Marquis Portfolio
         Version

  Lifetime GWB II (2008         Marquis Portfolios           105
  Version) - Joint Life
         Version

D.   ACCUMULATION PROGRAM

                                                         REINSURANCE
                                                           PREMIUM
   ACCUMULATION PROGRAM          PRODUCTS COVERED       (BASIS POINTS)
--------------------------   ------------------------   --------------
 Guaranteed Accumulation             PEP Product            150.00
         Benefit

 Guaranteed Accumulation        All Other Products           75.00
         Benefit

                               AMENDMENT NO. 10 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of February 20, 2009, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 10 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 10 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ [Illegible Signature]
         -------------------------------

Title:   VP
         -------------------------------


EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         -------------------------------

Title:   President
         -------------------------------

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                               REINSURANCE PREMIUM
          GMDB PROGRAM                                   PRODUCTS COVERED                         (BASIS POINTS)
----------------------------------  ---------------------------------------------------------  -------------------
Return of Account Value                                     All Products                               2.00

Principal Protection                           All Products, except PRISM, PRlSM L &                   9.00
                                                          Pioneer PRISM XC

Principal Protection                             PRISM, PRISM L & Pioneer PRISM XC                    15.00

Annual Step-up to                                   Plan Codes: BN2101, BN21ML,                       10.00
attained age 80                                   CS5101, CS51OR, CS51ML, CS51MR,
                                                  FL3ED3, FL3EDB, FL3EDJ, FL3EDR,
                                                  FL3ER3, LS4101, LS41OR, LS41ML,
                                                  LS41MR, ST1101, ST11OR, ST11OX,
                                                  ST11ML, ST11MR, STlAG3, ST1AGB,
                                                   ST1AGR, ST1AGX, STlAR3, ST1ED3,
                                                  ST1EDB, ST1EDJ, ST1EDR, ST1EDX,
                                                  ST1ER3, ST1EX3, ST1EXB, ST1NA3,
                                                           ST1NAB, ST1NAV

Annual Step-up to                                Other Plan Codes for all products,                   20.00
attained age 80                                   except PRISM, PRISM L & Pioneer
                                                              PRlSM XC

Annual Step-up to                                PRISM, PRISM L & Pioneer PRISM XC                    30.00
attained age 80

B.   INCOME PROGRAM

                                                                                               REINSURANCE PREMIUM
   INCOME PROGRAM                                        PRODUCTS COVERED                         (BASIS POINTS)
----------------------------------  ---------------------------------------------------------  -------------------

GMIB                                     All Products issued prior to February 15, 2003                 35.00

GMIB                                       Plan codes BN2103, BN21M3, CS5103, CS51M3,                   45.00
                                             CS51R3, CS53R3, LS4103, LS4104, LS41M3,
                                             LS41R3, LS41R4, LS43R3, ST1103, ST11M3,
                                             ST11R3, ST11X3, ST13R3, ST1AG4, STlAR4,
                                         and ST1NA4 sold after April 30, 2003 and before
                                          May 1, 2005 if GMDB program is Annual Step or
                                                  Max of Annual Step and Rollup

GMIB                                    All other Products issued after February 14, 2003               50.00
                                        and before May 1, 2005 and for All Products sold
                                                              after
                                                          April 30,2005

GMIB Plus                              All Products, except Marquis Portfolio, sold on or               75.00
                                                    before February 20, 2009

GMIB Plus                              All Products, except Marquis Portfolio, sold after               95.00
                                                        February 20, 2009

GMIB Plus                             Marquis Portfolio sold on or before February 20, 2009             90.00

GMIB Plus                                Marquis Portfolio sold after February 20, 2009                110.00

C.   WITHDRAWAL PROGRAM

                                                                                               REINSURANCE PREMIUM
           WITHDRAWAL PROGRAM                            PRODUCTS COVERED                         (BASIS POINTS)
----------------------------------  ---------------------------------------------------------  -------------------
  Guaranteed Withdrawal Benefit              All Products sold before July 16, 2007                     50.00

  Guaranteed Withdrawal Benefit            All Products sold on or after July 16, 2007                  55.00

       Principal Guarantee                                All Products                                  50.00

    Principal Guarantee Value                             All Products                                  25.00

Lifetime GWB - Single Life Version         All Products, except Marquis Portfolio and                    50
                                                          PrimElite IV

Lifetime GWB - Single Life Version                        PrimElite IV                                   65

Lifetime GWB - Single Life Version                     Marquis Portfolios                                70

    Lifetime GWB - Joint Life              All Products, except Marquis Portfolio and                    70
             Version                                      PrimElite IV

    Lifetime GWB - Joint Life                             PrimElite IV                                   85
             Version

    Lifetime GWB - Joint Life                          Marquis Portfolios                                90
             Version

 Lifetime GWB II (2008 Version) -   All Products, except Marquis Portfolio, sold on or before            65
       Single Life Version                              February 20, 2009

 Lifetime GWB II (2008 Version) -    Marquis Portfolios, sold on or before February 20, 2009             85
       Single Life Version

 Lifetime GWB II (2008 Version) -   All Products, except Marquis Portfolio, sold on or before            85
        Joint Life Version                              February 20, 2009

 Lifetime GWB II (2008 Version) -    Marquis Portfolios, sold on or before February 20, 2009            105
        Joint Life Version

 Lifetime GWB II (2008 Version) -      All Products, except Marquis Portfolio, sold after               125
       Single Life Version                              February 20, 2009

 Lifetime GWB II (2008 Version) -       Marquis Portfolios, sold after February 20, 2009                145
       Single Life Version

 Lifetime GWB II (2008 Version) -      All Products, except Marquis Portfolio, sold after               150
        Joint Life Version                              February 20, 2009

 Lifetime GWB II (2008 Version) -       Marquis Portfolios, sold after February 20, 2009                170
        Joint Life Version

D.   ACCUMULATION PROGRAM

                                                                                               REINSURANCE PREMIUM
       ACCUMULATION PROGRAM                              PRODUCTS COVERED                         (BASIS POINTS)
----------------------------------  ---------------------------------------------------------  -------------------
Guaranteed Accumulation                                      PEP Product                               150.00
Benefit

Guaranteed Accumulation                                  All Other Products                             75.00
Benefit

                               AMENDMENT NO. 11 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)
                                     between

                   FIRST METLIFE INVESTORS INSLIRANCE COMPANY
                                    (Cedent)

                                       and

                         EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of May 4, 2009, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 11 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 11 to be signed in duplicate counterparts as of the date first above written.


FIRST METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ [Illegible Signature]
         -------------------------------

Title:   VP
         -------------------------------


EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         -------------------------------

Title:   President
         -------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1,2004.

C.   Reinsured Contracts:

          FIRST METLIFE INVESTORS INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          VA Class Contract (Standard Contract, 7-year surrender charge schedule)
          XC Class Contract (Bonus Contract, 9-year surrender charge schedule) AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)
          B Class Contract (Standard Contract, 7-year surrender charge schedule,
             Edward Jones distribution)
          L Class Contract (3-year surrender charge schedule)
          C Class Contract (No surrender charges)
          A Class Contract (Front-end load, Edward Jones distribution)
          S Class Contract (Standard and L Class)

          Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
          Marquis Portfolios (No surrender charges)
          PEP (10-year surrender charge schedule)
          PrimElite III (8-year surrender charge schedule)
          PrimElite IV (8-year surrender charge schedule)
          PRISM (7-year surrender charge schedule)
          PRISM L (4-year surrender charge schedule)
          Pioneer PRISM XC (9-year surrender charge schedule)
          Class XTRA (9-year surrender charge schedule)
          Class XTRA 6 (9-year surrender charge schedule)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Return of Account Value
          Principal Protection: Form 6015 (02/02)
          Annual Step-Up: Form 6017 (02/02)

          Guaranteed Minimum lncome Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum lncome Benefit: Form 4518 (09/02)
          Guaranteed Minimum lncome Benefit Plus (2008 Version): Form FMLI-560-5
             (7/08)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form FMLI-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form FMLI-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form FMLI-690-3 (6/06) Lifetime Guaranteed Withdrawal Benefit II: Form FMLI-690-4 (7/08)

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form FMLl 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                               REINSURANCE PREMIUM
          GMDB PROGRAM                                   PRODUCTS COVERED                         (BASIS POINTS)
----------------------------------  ---------------------------------------------------------  -------------------
Return of Account Value                                    All Products                                2.00

Principal Protection                           All Products, except PRISM, PRISM L &                   9.00
                                                         Pioneer PRlSM XC

Principal Protection                             PRISM, PRISM L & Pioneer PRISM XC                    15.00

Annual Step-up to                                   Plan Codes: BN2101, BN21ML,                       10.00
attained age 80                                   CS5101, CSSl0R, CSSIML, CS51MR,
                                                  FL3ED3, FL3EDB, FL3EDJ, FL3EDR,
                                                 FL3ER3, LS4101, LS410R, LS41ML,
                                                  LS41MR, ST1101, ST110R, ST110X,
                                                  ST11ML, ST11MR, ST1AG3, STIAGB,
                                                  ST1AGR, STIAGX, ST1AR3, ST1ED3,
                                                  ST1EDB, ST1EDJ, ST1EDR, ST1EDX,
                                                  ST1ER3, ST1EX3, ST1EXB, ST1NA3,
                                                          ST1NAB, ST1NAV

Annual Step-up to                               Other Plan Codes for all products,                    20.00
attained age 80                                   except PRISM, PRISM L & Pioneer
                                                             PRlSM XC

Annual Step-up to                                PRISM, PRISM L & Pioneer PRISM XC                    30.00
attained age 80

B.   INCOME PROGRAM

                                                                                               REINSURANCE PREMIUM
         INCOME PROGRAM                                  PRODUCTS COVERED                         (BASIS POINTS)
----------------------------------  ---------------------------------------------------------  -------------------
GMIB                                      All Products issued prior to February 15, 2003              35.00

GMIB                                        Plan codes BN2103, BN21M3, CS5103, CS51M3,                45.00
                                              CS51R3, CS53R3, LS4103, LS4104,LS41M3,
                                             LS41R3, LS41R4, LS43R3, ST1103, ST11M3,
                                             ST11R3, ST11X3, ST13R3, ST1AG4, ST1AR4,
                                         and ST1NA4 sold after April 30, 2003 and before
                                           May 1,2005 if GMDB program is Annual Step or
                                                  Max of Annual Step and Rollup

GMIB                                    All other Products issued after February 14, 2003             50.00
                                         and before May I,2005 and for All products sold
                                                              after
                                                          April 30, 2005

GMIB Plus                               All Products, except Marqlis Portfolio, sold on or            75.00
                                                     before February 20, 2009

GMIB Plus                               All Products, except Marquis Portfolio, sold after            95.00
                                                         February 20, 2009

GMIB Plus                 .              Marquis Portfolio sold on or before February 20,             90.00
                                                               2009

GMIB Plus                                Marquis Portfolio sold after February 20, 2009              110.00

C.   WITHDRAWAL PROGRAM

                                                                                               REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                                 PRODUCTS COVERED                         (BASIS POINTS)
----------------------------------  ---------------------------------------------------------  -------------------
      Guaranteed Withdrawal                  All Products sold before July 16, 2007                   50.00
             Benefit

       Guaranteed Withdrawal               All Products sold on or after July 16, 2007                55.00
             Benefit

       Principal Guarantee                                All Products                                50.00

    Principal Guarantee Value                             All Products                                25.00

    Lifetime GWB - Single Life             All Products, except Marquis Portfolio and                   50
             Version                                      PrimElite IV

    Lifetime GWB - Single Life                PrimElite IV sold before May 4, 2009                      65
             Version

   Lifetime GWB - Single - Life             PrimElite IV sold on or after May 4, 2009                  110
             Version

   Lifetime GWB - Single - Life                        Marquis Portfolios                               70
             Version

    Lifetime GWB - Joint Life              All Products, except Marquis Portfolio and                   70
             Version                                      PrimElite IV

    Lifetime GWB - Joint Life
             Version                          PrimElite IV sold before May 4, 2009                      85

    Lifetime GWB - Single Life
             Version                        PrimElite IV sold on or after May 4, 2009                  125

    Lifetime GWB - Joint Life
             Version                                   Marquis Portfolios                               90

      Lifetime GWB II (2008            All Products, except Marquis Portfolio, sold on or
 Version) - Single Life Version                      before February 20, 2009                           65

      Lifetime GWB II (2008              Marquis Portfolios, sold on or before February
  Version) - Single Life Version                             20, 2009                                   85

      Lifetime GWB II (2008            All Products, except Marquis Portfolio, sold on or
 Version) - Joint Life version                       before February 20, 2009                           85

       Lifetime GWB II (2008             Marquis Portfolios, sold on or before February
 Version) - Joint Life version                               20, 2009                                  105

      Lifetime GWB II (2008            All Products, except Marquis Portfolio, sold after
  Version) - Single Life Version                        February 20, 2009                              125

      Lifetime GWB II (2008
  Version) - Single Life Version         Marquis Portfolios, sold after February 20, 2009              145

      Lifetime GWB II (2008             All Products, except Marquis Portfolio, sold after
  Version) - Joint Life Version                         February 20, 2009                              150

      Lifetime GWB II (2008
  Version) - Joint Life Version          Marquis Portfolios, sold after February 20, 2009              170

D.   ACCUMULATION PROGRAM

                                                                                               REINSURANCE PREMIUM
      ACCUMULATION PROGRAM                               PRODUCTS COVERED                         (BASIS POINTS)
----------------------------------  ---------------------------------------------------------  -------------------
 Guaranteed Accumulation Benefit                             PEP Product                             150.00

 Guaranteed Accumulation Benefit                        All Other Products                           75.00

                               AMENDMENT NO. 12 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of JULY 10, 2009, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 12 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 12 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ [Illegible Signature]
         ----------------------------

Title:   VP
         ----------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      /s/ RBB
         ----------------------------

Title:   President
         ----------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1, 2004.

C.   Reinsured Contracts:

          FIRST METLIFE INVESTORS INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          VA Class Contract (Standard Contract, 7-year surrender charge schedule)
          XC Class Contract (Bonus Contract, 9-year surrender charge schedule) AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)
          B Class Contract (Standard Contract, 7-year surrender charge schedule,
             Edward Jones distribution)
          L Class Contract (3-year surrender charge schedule)
          C Class Contract (No surrender charges)
          A Class Contract (Front-end load, Edward Jones distribution)
          S Class Contract (Standard and L Class)

          Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
          Marquis Portfolios (No surrender charges)
          PEP (10-year surrender charge schedule)
          PrimElite III (8-year surrender charge schedule)
          PrimElite IV (8-year surrender charge schedule)
          PRISM (7-year surrender charge schedule)
          PRISM L (4-year surrender charge schedule)
          Pioneer PRISM XC (9-year surrender charge schedule)
          Class XTRA (9-year surrender charge schedule)
          Class XTRA 6 (9-year surrender charge schedule)
          Simple Solutions (6-year surrender charge schedule)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Return of Account Value
          Principal Protection; Form 6015 (02/02)
          Annual Step-Up: Form 6017 (02/02)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Income Benefit: Form 4518 (09/02)
          Guaranteed Minimum Income Benefit Plus (2008 Version): Form FMLI-560-5 (7/08)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form FMLI-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form FMLI-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form FMLZ-690-3 (6/06) Lifetime Guaranteed Withdrawal Benefit II: Form FMLI-690-4 (7/08) or FMLI-690-6 (7/09)
          Lifetime Withdrawal Guaranteed Benefit III: Form FMLI-690-6 (7/09)-SS

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form FMLI 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                   REINSURANCE PREMIUM
      GMDB PROGRAM                   PRODUCTS COVERED                 (BASIS POINTS)
-----------------------   --------------------------------------   -------------------
Return of Account Value                 All Products                       2.00

Principal Protection      All Products, except PRISM, PRISM L &            9.00
                                      Pioneer PRISM XC

Principal Protection        PRISM, PRISM L & Pioneer PRISM XC             15.00

Annual Step-up to              Plan Codes: BN2101, BN21ML,                10.00
attained age 80              CS5101, CS510R, CS51ML, CS51MR,
                             FL3ED3, FL3EDB, FL3EDJ, FL3EDR,
                             FL3ER3, LS4101, LS410R, LS41ML,
                             LS41MR, ST1101, ST110R, ST110X,
                             ST11ML, ST11MR, ST1AG3, ST1AGB,
                             ST1AGR, ST1AGX, ST1AR3, ST1ED3,
                             ST1EDB, ST1EDJ, ST1EDR, ST1EDX,
                             ST1ER3, ST1EX3, ST1EXB, ST1NA3,
                                      ST1NAB, ST1NAV

Annual Step-up to           Other Plan Codes for all products,            20.00
attained age 80              except PRISM, PRISM L & Pioneer
                                         PRISM XC

Annual Step-up to           PRISM, PRISM L & Pioneer PRISM XC             30.00
attained age 80

B.   INCOME PROGRAM

                                                                               REINSURANCE PREMIUM
 INCOME PROGRAM                          PRODUCTS COVERED                         (BASIS POINTS)
---------------   ----------------------------------------------------------   -------------------
GMIB                  All Products issued prior to February 15, 2003                  35.00

GMIB              Plan codes BN2103, BN21M3, CS5103, CS51M3, CS51R3, CS53R3,          45.00
                    LS4103, LS4104, LS41M3, LS41R3, LS41R4, LS43R3, ST1103,
                  ST11M3, ST11R3, ST11X3, ST13R3, ST1AG4, ST1AR4, and ST1NA4
                   sold after April 30, 2003 and before May 1, 2005 if GMDB
                    program is Annual Step or Max of Annual Step and Rollup

GMIB                 All other Products issued after February 14, 2003 and            50.00
                     before May 1, 2005 and for All Products sold after
                                          April 30, 2005

GMIB Plus         All Products, except Marquis Portfolio, sold on or before           75.00
                                      February 20, 2009

GMIB Plus             All Products, except Marquis Portfolio, sold after              95.00
                                       February 20, 2009

GMIB Plus            Marquis Portfolio sold on or before February 20, 2009            90.00

GMIB Plus               Marquis Portfolio sold after February 20, 2009               110.00

C.   WITHDRAWAL PROGRAM


                                                                                            REINSURANCE PREMIUM
         WITHDRAWAL PROGRAM                              PRODUCTS COVERED                      (BASIS POINTS)
--------------------------------------   ------------------------------------------------   ------------------
     Guaranteed Withdrawal Benefit            All Products sold before July 16, 2007                50.00

     Guaranteed Withdrawal Benefit          All Products sold on or after July 16, 2007             55.00

          Principal Guarantee                               All Products                            50.00

      Principal Guarantee Value                             All Products                            25.00

  Lifetime GWB - Single Life Version        All Products, except Marquis Portfolio and              50
                                                           PrimElite IV

  Lifetime GWB - Single Life Version           PrimElite IV sold before May 4, 2009                 65

  Lifetime GWB - Single Life Version         PrimElite IV sold on or after May 4, 2009             110

  Lifetime GWB - Single Life Version                     Marquis Portfolios                         70

  Lifetime GWB - Joint Life Version         All Products, except Marquis Portfolio and              70
                                                            PrimElite IV

  Lifetime GWB - Joint Life Version            PrimElite IV sold before May 4, 2009                 85

  Lifetime GWB - Single Life Version        PrimElite IV sold on or after May 4, 2009              125

  Lifetime GWB - Joint Life Version                      Marquis Portfolios                         90

   Lifetime GWB II (2008 Version) -       All Products, except Marquis Portfolio, sold on           65
        Single Life Version                          or before February 20, 2009

   Lifetime GWB II (2008 Version) -             Marquis Portfolios, sold on or before               85
        Single Life Version                               February 20, 2009

   Lifetime GWB II (2008 Version) -       All Products, except Marquis Portfolio, sold on           85
        Joint Life Version                           or before February 20, 2009

   Lifetime GWB II (2008 Version) -             Marquis Portfolios, sold on or before              105
        Joint Life Version                               February 20, 2009

   Lifetime GWB II (2008 Version) -        All Products, except Marquis Portfolio, sold            125
        Single Life Version                           after February 20, 2009

   Lifetime GWB II (2008 Version) -      Marquis Portfolios, sold after February 20, 2009          145
        Single Life Version

   Lifetime GWB II (2008 Version) -      All Products, except Marquis Portfolio, sold              150
         Joint Life Version                           after February 20, 2009

   Lifetime GWB II (2008 Version) -      Marquis Portfolios, sold after February 20, 2009          170
         Joint Life Version

Lifetime LWG III - Single Life Version                    Simple Solutions                         100

Lifetime LWG III - Joint Life Version                     Simple Solutions                         120

D.   ACCUMULATION PROGRAM

                                                                                            REINSURANCE PREMIUM
         ACCUMULATION PROGRAM                            PRODUCTS COVERED                      (BASIS POINTS)
--------------------------------------   ------------------------------------------------   -------------------
    Guaranteed Accumulation Benefit                         PEP Product                            150.00

    Guaranteed Accumulation Benefit                     All Other Products                          75.00

                               AMENDMENT NO. 13 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of JULY 19, 2010, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

This Amendment No. 13 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 13 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ RBB
         ----------------------------

Title:   Vice President
         ----------------------------

EXETER REASSURANCE COMPANY, LTD.


By:      /s/ [Illegible Signature]
         ----------------------------

Title:   AVP & Actuary
         ----------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1, 2004.

C.   Reinsured Contracts:

          FIRST METLIFE INVESTORS INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          VA Class Contract (Standard Contract, 7-year surrender charge schedule)
          XC Class Contract (Bonus Contract, 9-year surrender charge schedule) AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)
          B Class Contract (Standard Contract, 7-year surrender charge schedule,
             Edward Jones distribution)
          L Class Contract (3-year surrender charge schedule)
          C Class Contract (No surrender charges)
          A Class Contract (Front-end load, Edward Jones distribution)
          S Class Contract (Standard and L Class)

          Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
          Marquis Portfolios (No surrender charges)
          PEP (10-year surrender charge schedule)
          PrimElite III (8-year surrender charge schedule)
          PrimElite IV (8-year surrender charge schedule)
          PRISM (7-year surrender charge schedule)
          PRISM L (4-year surrender charge schedule)
          Pioneer PRISM XC (9-year surrender charge schedule)
          Class XTRA (9-year surrender charge schedule)
          Class XTRA 6 (9-year surrender charge schedule)
          Simple Solutions (6-year surrender charge schedule)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Return of Account Value
          Principal Protection: Form 6015 (02/02)
          Annual Step-Up: Form 6017 (02/02)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Income Benefit: Form 4518 (09/02)
          Guaranteed Minimum Income Benefit Plus (2008 Version): Form FMLI-560-5
             (7/08)
          Guaranteed Minimum Income Benefit Plus III: Form FMLI-560-7-NY(7/10)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form FMLI-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form FMLI-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form FMLI-690-3 (6/06) Lifetime Guaranteed Withdrawal Benefit II: Form FMLI-690-4 (7/08) or
             FMLI-690-6 (7/09)
          Lifetime Withdrawal Guaranteed Benefit III: Form FMLI-690-6 (7/09)-SS

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------
          Guaranteed Minimum Accumulation Benefit: Form FMLI 670-1 (11/05)

                               AMENDMENT NO. 14 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of DECEMBER 31, 2010, as follows:

1. The parties agree, subject to and conditioned on the regulatory approval of the reinsurance agreement with an effective date of January 1, 2011 between First MetLife Investors Insurance Company and MetLife Insurance Company of Connecticut, to terminate reinsurance coverage on annuity contracts issued on or after January 1, 2011.

This Amendment No. 14 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 14 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ Roberto Baron
         -------------------------------

Name:    Roberto Baron
         -------------------------------

Title:   Vice President and Senior
         -------------------------------
         Actuary
         -------------------------------


EXETER REASSURANCE COMPANY, LTD.


By:      /s/ Christopher Kremer
         -------------------------------

Name:    Christopher Kremer
         -------------------------------

Title:   Assistant Vice President and
         -------------------------------
         Actuary
         -------------------------------

                         ACKNOWLEDGEMENT OF THE PARTIES

                                  In respect of

                                AMENDMENT NO. 14
                                (the "Amendment")

                                     to the

                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                (the "Agreement")

                                     between

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

WHEREAS, the parties executed the Amendment as of December 31, 2010;

WHEREAS, the Amendment provided that "The parties agree, subject to and conditioned on the regulatory approval of the reinsurance agreement with an effective date of January 1, 2011 between First MetLife Investors Insurance Company and MetLife Insurance Company of Connecticut, to terminate reinsurance coverage on annuity contracts issued on or after January 1, 2011";

WHEREAS, the parties acknowledge that the required regulatory approval of the reinsurance agreement between First MetLife Investors Insurance Company and MetLife Insurance Company of Connecticut was not obtained;

NOW, THEREFORE, the parties mutually acknowledge that the required condition precedent to the effectiveness the Amendment did not occur, and further mutually acknowledge that the Amendment is of no force and no effect.

This Acknowledgement does not alter, amend or modify the Agreement and the terms and conditions of the Agreement, as amended, continue in effect without change.

                                     *  *  *

In Witness whereof, the parties have caused this Acknowledgement to be signed in duplicate counterparts as of February 16, 2011.

FIRST METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ Roberto Baron
         -------------------------------

Name:    Roberto Baron
         -------------------------------

Title:   Vice President and Senior
         -------------------------------
         Actuary
         -------------------------------


EXETER REASSURANCE COMPANY, LTD.


By:      /s/ Christopher Kremer
         -------------------------------

Name:    Christopher Kremer
         -------------------------------

Title:   Assistant Vice President and
         -------------------------------
         Actuary
         -------------------------------

                               AMENDMENT NO. 15 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of APRIL 29, 2011, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 15 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 15 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ RBB
         -------------------------------------

Title:   Vice President
         -------------------------------------


EXETER REASSURANCE COMPANY, LTD.


By:      /s/ [Illegible Signature]
         -------------------------------------

Title:   Assistant Vice President and Actuary
         -------------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1, 2004.

C.   Reinsured Contracts:

          FIRST METLIFE INVESTORS INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          VA Class Contract (Standard Contract, 7-year surrender charge schedule)
          XC Class Contract (Bonus Contract, 9-year surrender charge schedule) AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)
          B Class Contract (Standard Contract, 7-year surrender charge schedule,
             Edward Jones distribution)
          L Class Contract (3-year surrender charge schedule)
          C Class Contract (No surrender charges)
          A Class Contract (Front-end load, Edward Jones distribution)
          S Class Contract (Standard and L Class)
          VA - 4 Class Contract (L Class)

          Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
          Marquis Portfolios (No surrender charges)
          PEP (10-year surrender charge schedule)
          PrimElite III (8-year surrender charge schedule)
          PrimElite IV (8-year surrender charge schedule)
          PRISM (7-year surrender charge schedule)
          PRISM L (4-year surrender charge schedule)

          Pioneer PRISM XC (9-year surrender charge schedule) Class XTRA (9-year surrender charge schedule)
          Class XTRA 6 (9-year surrender charge schedule) Simple Solutions (6-year surrender charge schedule)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Return of Account Value
          Principal Protection: Form 6015 (02/02) Annual Step-Up: Form 6017
             (02/02)

          Guaranteed Minimum Income Benefits Ceded:
          -----------------------------------------

          Guaranteed Minimum Income Benefit: Form 4518 (09/02)
          Guaranteed Minimum Income Benefit Plus (2008 Version): Form FMLI-560-5
             (7/08)
          Guaranteed Minimum Income Benefit Plus III: Form FMLI-560-7-NY (7/10) Guaranteed Minimum Income Benefit Max: Form FMLI-560-8-NY (9/10)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form FMLI-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form FMLI-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form FMLI-690-3 (6/06) Lifetime Guaranteed Withdrawal Benefit II: Form FMLI-690-4 (7/08) or
             FMLI-690-6 (7/09)
          Lifetime Withdrawal Guaranteed Benefit III: Form FMLI-690-6 (7/09)-SS

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form FMLI 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                         REINSURANCE
                                                                                       PREMIUM (BASIS
      GMDB PROGRAM                           PRODUCTS COVERED                              POINTS)
---------------------------------  --------------------------------------------------  --------------
Return of Account Value                               All Products                          2.00

Principal Protection                      All Products, except PRISM, PRISM L               9.00
                                                   & Pioneer PRISM XC

Principal Protection                       PRISM, PRISM L & Pioneer PRISM XC               15.00

Annual Step-up to                             Plan Codes: BN2101, BN21ML,                  10.00
attained age 80                             CS5101, CS510R, CS51ML, CS51MR,
                                            FL3ED3, FL3EDB, FL3EDJ, FL3EDR,
                                            FL3ER3, LS4101, LS410R, LS41ML,
                                            LS41MR, ST1101, ST110R, ST110X,
                                            ST11ML, ST11MR, ST1AG3, ST1AGB,
                                            ST1AGR, ST1AGX, ST1AR3, ST1ED3,
                                            ST1EDB, ST1EDJ, ST1EDR, ST1EDX,
                                            ST1ER3, ST1EX3, ST1EXB, ST1NA3,
                                                     ST1NAB, ST1NAV

Annual Step-up to                          Other Plan Codes for all products,              20.00
attained age 80                             except PRISM, PRISM L & Pioneer
                                                        PRISM XC

Annual Step-up to                          PRISM, PRISM L & Pioneer PRISM XC               30.00
attained age 80

B.   INCOME PROGRAM

                                                                                         REINSURANCE
                                                                                       PREMIUM (BASIS
     INCOME PROGRAM                          PRODUCTS COVERED                              POINTS)
---------------------------------  --------------------------------------------------  --------------
GMIB                                 All Products issued prior to February 15, 2003        35.00

GMIB                                   Plan codes BN2103, BN21M3, CS5103, CS51M3,          45.00
                                         CS51R3, CS53R3, LS4103, LS4104, LS41M3,
                                         LS41R3, LS41R4, LS43R3, ST1103, ST11M3,
                                         ST11R3, ST11X3, ST13R3, ST1AG4, ST1AR4,
                                     and ST1NA4 sold after April 30, 2003 and before
                                      May 1, 2005 if GMDB program is Annual Step or
                                              Max of Annual Step and Rollup

GMIB                                All other Products issued after February 14, 2003      50.00
                                    and before May 1, 2005 and for All Products sold
                                                          after
                                                      April 30, 2005

GMIB Plus                          All Products, except Marquis Portfolio, sold on or      75.00
                                                before February 20, 2009

GMIB Plus                          All Products, except Marquis Portfolio, sold after      95.00
                                       February 20, 2009 and before April 29, 2011

GMIB Plus and GMIB                 All products, except Marquis Portfolio, sold on or     100.00
Max                                               after April 29, 2011

GMIB Plus                           Marquis Portfolio sold on or before February 20,       90.00
                                                          2009

GMIB Plus                          Marquis Portfolio sold after February 20, 2009 and     110.00
                                                  before April 29, 2011

GMIB Plus and GMIB                  Marquis Portfolio sold on or after April 29, 2011     115.00
Max

C.   WITHDRAWAL PROGRAM

                                                                                         REINSURANCE
                                                                                       PREMIUM (BASIS
        WITHDRAWAL PROGRAM                          PRODUCTS COVERED                       POINTS)
---------------------------------  --------------------------------------------------  --------------
      Guaranteed Withdrawal              All Products sold before July 16, 2007            50.00
             Benefit

      Guaranteed Withdrawal           All Products sold on or after July 16, 2007          55.00
             Benefit

       Principal Guarantee                            All Products                         50.00

    Principal Guarantee Value                         All Products                         25.00

   Lifetime GWB - Single Life          All Products, except Marquis Portfolio and             50
             Version                                  PrimElite IV

   Lifetime GWB - Single Life             PrimElite IV sold before May 4, 2009                65
             Version

   Lifetime GWB - Single Life        PrimElite IV sold on or after May 4, 2009 and           110
             Version                              before July 15, 2011

   Lifetime GWB - Single Life         PrimElite IV sold on or after July 15, 2011            140
             Version

   Lifetime GWB - Single Life                      Marquis Portfolios                         70
             Version

    Lifetime GWB - Joint Life          All Products, except Marquis Portfolio and             70
             Version                                  PrimElite IV

    Lifetime GWB - Joint Life             PrimElite IV sold before May 4, 2009                85
             Version

    Lifetime GWB - Joint Life        PrimElite IV sold on or after May 4, 2009 and           125
             Version                              before July 15, 2011

    Lifetime GWB - Joint Life         PrimElite IV sold on or after July 15, 2011            155
             Version

    Lifetime GWB - Joint Life                      Marquis Portfolios                         90
             Version

      Lifetime GWB II (2008        All Products, except Marquis Portfolio, sold on or         65
 Version) - Single Life Version                 before February 20, 2009

      Lifetime GWB II (2008          Marquis Portfolios, sold on or before February           85
 Version) - Single Life Version                         20, 2009

      Lifetime GWB II (2008        All Products, except Marquis Portfolio, sold on or         85
  Version) - Joint Life Version                 before February 20, 2009

      Lifetime GWB II (2008          Marquis Portfolios, sold on or before February          105
  Version) - Joint Life Version                         20, 2009

      Lifetime GWB II (2008        All Products, except Marquis Portfolio, sold after        125
 Version) - Single Life Version                    February 20, 2009

      Lifetime GWB II (2008         Marquis Portfolios, sold after February 20, 2009         145
 Version) - Single Life Version

      Lifetime GWB II (2008        All Products, except Marquis Portfolio, sold after        150
  Version) - Joint Life Version                    February 20, 2009

      Lifetime GWB II (2008         Marquis Portfolios, sold after February 20, 2009         170
  Version) - Joint Life Version

 Lifetime LWG III - Single Life                     Simple Solutions                         100
             Version

  Lifetime LWG III - Joint Life                     Simple Solutions                         120
             Version

D.   ACCUMULATION PROGRAM

                                                                                        REINSURANCE
                                                                                       PREMIUM (BASIS
       ACCUMULATION PROGRAM                         PRODUCTS COVERED                       POINTS)
---------------------------------  --------------------------------------------------  --------------
     Guaranteed Accumulation                            PEP Product                       150.00
             Benefit

     Guaranteed Accumulation                         All Other Products                    75.00
             Benefit

                               AMENDMENT NO. 16 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                   (Agreement)

                                     between

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of OCTOBER 10, 2011, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 16 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 16 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY


By:      /s/ Roberto Baron
         -------------------------------

Name:    Roberto Baron
         -------------------------------

Title:   Senior Vice President
         -------------------------------


EXETER REASSURANCE COMPANY, LTD.


By:      /s/ Christopher Kremer
         -------------------------------

Name:    Christopher Kremer
         -------------------------------

Title:   Vice President and Actuary
         -------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the business described herein.

B.   Effective Date:

          December 1, 2004.

C.   Reinsured Contracts:

          FIRST METLIFE INVESTORS INSURANCE COMPANY

          DEFERRED ANNUITY CONTRACTS
          --------------------------

          VA Class Contract (Standard Contract, 7-year surrender charge schedule)
          XC Class Contract (Bonus Contract, 9-year surrender charge schedule) AA Class Contract (Standard Contract, 7-year surrender charge schedule, A. G. Edwards distribution)
          B Class Contract (Standard Contract, 7-year surrender charge schedule,
             Edward Jones distribution)
          L Class Contract (3-year surrender charge schedule)
          C Class Contract (No surrender charges)
          A Class Contract (Front-end load, Edward Jones distribution)
          S Class Contract (Standard and L Class)
          VA - 4 Class Contract (L Class)

          Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
          Marquis Portfolios (No surrender charges)
          PEP (10-year surrender charge schedule)
          PrimElite III (8-year surrender charge schedule)
          PrimElite IV (8-year surrender charge schedule)
          PRISM (7-year surrender charge schedule)
          PRISM L (4-year surrender charge schedule)
          Pioneer PRISM XC (9-year surrender charge schedule)
          Class XTRA (9-year surrender charge schedule)
          Class XTRA 6 (9-year surrender charge schedule)
          Simple Solutions (6-year surrender charge schedule)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits Ceded:
          ----------------------------------------

          Return of Account Value
          Principal Protection: Form 6015 (02/02)
          Annual Step-Up: Form 6017 (02/02)

          Guaranteed Minimum Income Benefits Ceded:
          Guaranteed Minimum Income Benefit: Form 4518 (09/02)
          Guaranteed Minimum Income Benefit Plus (2008 Version):
          Form FMLI-560-5 (7/08)
          Guaranteed Minimum Income Benefit Plus III: Form FMLI-560-7-NY (7/10) Guaranteed Minimum Income Benefit Plus IV: Form FMLI-560-10 (9/11) Guaranteed Minimum Income Benefit Max: Form FMLI-560-8-NY (9/10) Guaranteed Minimum Income Benefit Max II: Form FMLI-560-11 (9/11)

          Guaranteed Withdrawal Benefits Ceded:
          -------------------------------------

          Guaranteed Withdrawal Benefit: Form FMLI-690-1 (7/04)
          Guaranteed Withdrawal Benefit: Form FMLI-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form FMLI-690-3 (6/06) Lifetime Guaranteed Withdrawal Benefit II: Form FMLI-690-4 (7/08) or FMLI-690-6 (7/09)
          Lifetime Withdrawal Guaranteed Benefit III: Form FMLI-690-6 (7/09)-SS

          Guaranteed Minimum Accumulation Benefits Ceded:
          -----------------------------------------------

          Guaranteed Minimum Accumulation Benefit: Form FMLI 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                        REINSURANCE
                                                                                          PREMIUM
     GMDB PROGRAM                            PRODUCTS COVERED                         (BASIS POINTS)
------------------------------   --------------------------------------------------   --------------
Return of Account Value                             All Products                           2.00

Principal Protection                   All Products, except PRISM, PRISM L &               9.00
                                                  Pioneer PRISM XC

Principal Protection                     PRISM, PRISM L & Pioneer PRISM XC                15.00

Annual Step-up to                           Plan Codes: BN2101, BN21ML,                   10.00
attained age 80                           CS5101, CS510R, CS51ML, CS51MR,
                                          FL3ED3, FL3EDB, FL3EDJ, FL3EDR,
                                          FL3ER3, LS4101, LS410R, LS41ML,
                                          LS41MR, ST1101, ST110R, ST110X,
                                          ST11ML, ST11MR, ST1AG3, ST1AGB,
                                          ST1AGR, ST1AGX, ST1AR3, ST1ED3,
                                          ST1EDB, ST1EDJ, ST1EDR, ST1EDX,
                                          ST1ER3, ST1EX3, ST1EXB, ST1NA3,
                                                   ST1NAB, ST1NAV

Annual Step-up to                        Other Plan Codes for all products,               20.00
attained age 80                           except PRISM, PRISM L & Pioneer
                                                      PRISM XC

Annual Step-up to                        PRISM, PRISM L & Pioneer PRISM XC                30.00
attained age 80

B.   INCOME PROGRAM

                                                                                        REINSURANCE
                                                                                          PREMIUM
    INCOME PROGRAM                                 PRODUCTS COVERED                   (BASIS POINTS)
------------------------------   --------------------------------------------------   --------------
GMIB                               All Products issued prior to February 15, 2003         35.00

GMIB                                 Plan codes BN2103, BN21M3, CS5103, CS51M3,           45.00
                                       CS51R3, CS53R3, LS4103, LS4104, LS41M3,
                                      LS41R3, LS41R4, LS43R3, ST1103, ST11M3,
                                      ST11R3, ST11X3, ST13R3, ST1AG4, ST1AR4,
                                  and ST1NA4 sold after April 30, 2003 and before
                                   May 1, 2005 if GMDB program is Annual Step or
                                           Max of Annual Step and Rollup

GMIB                             All other Products issued after February 14, 2003        50.00
                                  and before May 1, 2005 and for All Products sold
                                                       after
                                                   April 30,2005

GMIB Plus                        All Products, except Marquis Portfolio, sold on or       75.00
                                              before February 20, 2009

GMIB Plus                        All Products, except Marquis Portfolio, sold after       95.00
                                    February 20, 2009 and before April 29, 2011

GMIB Plus and GMIB               All products, except Marquis Portfolio, sold on or       100.00
Max                                             after April 29, 2011

GMIB Plus IV and GMIB            Only Applies to VA, L, C, S & VA-4 Class products        100.00
Max II                                      sold after October 10, 2011

GMIB Plus                                 Marquis Portfolio sold on or before              90.00
                                                  February 20, 2009

GMIB Plus                        Marquis Portfolio sold after February 20, 2009 and       110.00
                                               before April 29, 2011

C.   WITHDRAWAL PROGRAM

                                                                                        REINSURANCE
                                                                                          PREMIUM
      WITHDRAWAL PROGRAM                          PRODUCTS COVERED                    (BASIS POINTS)
------------------------------   --------------------------------------------------   --------------
     Guaranteed Withdrawal             All Products sold before July 16, 2007             50.00
            Benefit

     Guaranteed Withdrawal          All Products sold on or after July 16, 2007           55.00
            Benefit

      Principal Guarantee                           All Products                          50.00

   Principal Guarantee Value                        All Products                          25.00

  Lifetime GWB - Single Life         All Products, except Marquis Portfolio and             50
            Version                                 PrimElite IV

  Lifetime GWB - Single Life
            Version                     PrimElite IV sold before May 4, 2009                65

  Lifetime GWB - Single Life       PrimElite IV sold on or after May 4, 2009 and           110
            Version                             before July 15, 2011

  Lifetime GWB - Single Life
            Version                 PrimElite IV sold on or after July 15, 2011            140

  Lifetime GWB - Single Life                     Marquis Portfolios                         70
            Version

   Lifetime GWB - Joint Life         All Products, except Marquis Portfolio and             70
            Version                                 PrimElite IV

   Lifetime GWB - Joint Life
            Version                     PrimElite IV sold before May 4, 2009                85

   Lifetime GWB - Joint Life       PrimElite IV sold on or after May 4, 2009 and           125
            Version                             before July 15, 2011

   Lifetime GWB - Joint Life
            Version                 PrimElite IV sold on or after July 15, 2011            155

   Lifetime GWB - Joint Life                     Marquis Portfolios                         90
            Version

     Lifetime GWB II (2008       All Products, except Marquis Portfolio, sold on or         65
Version) - Single Life Version                before February 20, 2009

     Lifetime GWB II (2008         Marquis Portfolios, sold on or before February           85
Version) - Single Life Version                        20, 2009

     Lifetime GWB II (2008       All Products, except Marquis Portfolio, sold on or         85
 Version) - Joint Life Version                before February 20, 2009

     Lifetime GWB II (2008         Marquis Portfolios, sold on or before February          105
 Version) - Joint Life Version                        20, 2009

     Lifetime GWB II (2008       All Products, except Marquis Portfolio, sold after        125
Version) - Single Life Version                   February 20, 2009

     Lifetime GWB II (2008
Version) - Single Life Version    Marquis Portfolios, sold after February 20, 2009         145

     Lifetime GWB II (2008       All Products, except Marquis Portfolio, sold after        150
 Version) - Joint Life Version                   February 20, 2009

     Lifetime GWB II (2008
 Version) - Joint Life Version    Marquis Portfolios, sold after February 20, 2009         170

Lifetime LWG III - Single Life           Simple Solutions sold on or before                100
            Version                                December 9, 2011

Lifetime LWG III - Single Life      Simple Solutions sold after December 9, 2011           110
            Version

                                                                                        REINSURANCE
                                                                                          PREMIUM
      WITHDRAWAL PROGRAM                          PRODUCTS COVERED                    (BASIS POINTS)
------------------------------   --------------------------------------------------   --------------
 Lifetime LWG III - Joint Life          Simple Solutions sold on or before                  120
            Version                                December 9, 2011

 Lifetime LWG III - Joint Life     Simple Solutions sold after December 9, 2011             130
            Version

D.   ACCUMULATION PROGRAM

                                                                                        REINSURANCE
                                                                                         PREMIUM
     ACCUMULATION PROGRAM                         PRODUCTS COVERED                    (BASIS POINTS)
------------------------------   --------------------------------------------------   --------------
Guaranteed Accumulation                              PEP Product                          150.00
        Benefit

Guaranteed Accumulation                          All Other Products                        75.00
        Benefit